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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002


                          InSite Vision Incorporated
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                   0-22332                    94-3015807
----------------------------         ---------                ----------------
(State or Other Jurisdiction         (Commision                (IRS Employer
      of Incorporation)              File Number)            Identification No.)



     965 Atlantic Avenue, Alameda, California                           94501
   -------------------------------------------                        ---------
     (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:     (510) 865-8800




                                Not applicable
         ------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 7.         EXHIBITS.

        The following is an exhibit filed pursuant to disclosure under Item 9 of this Form 8-K and shall not be deemed filed for purposes of the Securities Act of 1934 or incorporated by reference in future filings with the Securities and Exchange Commission.


        Exhibit No.             Description
        -----------             -----------
           99.1                 Certifications of S. Kumar Chandrasekaran, the
                                Chief Executive Officer and Chief Financial
                                Officer of InSite Vision Incorporated,
                                pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
                                Act of 2002.


ITEM 9. REGULATION FD DISCLOSURE

        On August 14, 2002, InSite Vision Incorporated filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the report were certifications of InSite Vision Incorporated's Chief Executive Officer and Chief Financial Officer, S. Kumar Chandrasekaran, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. Section 1350. The full text of these certifications are included as Exhibit 99.1 hereto.

        The foregoing certifications are being furnished solely to accompany the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, and are not being filed either as part of that Quarterly Report on Form 10-Q or as a separate disclosure statement, and are not to be incorporated by reference into that Quarterly Report on Form 10-Q or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certification should not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that
Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.




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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSITE VISION INCORPORATED


Dated:  August 14, 2002                 By: /s/   S. Kumar Chandrasekaran
                                           ------------------------------
                                            S. Kumar Chandrasekaran, Ph. D.
                                            Chief Executive Officer


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                                EXHIBIT INDEX


        Exhibit No.             Description
        -----------             ------------
          99.1                  Certifications of S. Kumar Chandrasekaran, the
                                Chief Executive Officer and Chief Financial
                                Officer of InSite Vision Incorporated,
                                pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
                                Act of 2002.